Exhibit 10.1

07/American General Life Insurance Company

2727-A Allen Parkway, Houston, TX 77019

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***]

HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF

INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

SEPARATE ACCOUNT GROUP ANNUITY POLICY

This Group Annuity Policy (“Policy”) is issued by American General Life Insurance Company (the “Company”) to PotlatchDeltic Corporation (“Potlatch”) its successors and assigns (“Policyholder”).

Group Annuity Policy No:	[***]

Employer:	PotlatchDeltic Corporation

Effective Date:	March 17, 2022 (issued on 07/21/2023)

This Policy is governed by the laws of Washington.

The Company will pay the benefits described in this Policy subject to the terms and limitations shown in this Policy.

This Policy is issued in consideration of the Master Application and the purchase payment. It is a legal contract between the Policyholder and the Company.

GROUP ANNUITY POLICY

IMMEDIATE AND DEFERRED ANNUITIES - NON - PARTICIPATING

SINGLE PREMIUM PURCHASE PAYMENT

The annuity payments hereunder do not vary based on any gains or losses of the assets held in the Separate Account.

/s/Julie Cotton Hearne	/s/Kevin T. Hogan

Secretary	President

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TABLE OF CONTENTS

DEFINITIONS	3

REPORT OF BENEFITS	8

PURCHASE PAYMENT	8

SEPARATE ACCOUNT TERMS	9

COMMENCEMENT OF ANNUITY BENEFITS	11

NORMAL FORM OF ANNUITY BENEFITS	14

OPTIONAL FORMS OF ANNUITY BENEFITS	15

SCHEDULE OF OPTIONAL FORMS OF ANNUITY BENEFITS	16

PRE-RETIREMENT DEATH BENEFITS	16

POST-RETIREMENT DEATH BENEFITS	18

LIABILITY	18

INFORMATION, REPORTS AND DETERMINATIONS	18

CERTIFICATES	18

MANNER OF PAYMENTS	19

EVIDENCE OF SURVIVAL	19

ADJUSTMENT ON ACCOUNT OF MISSTATEMENTS	19

FACILITY OF PAYMENT	20

NON-ALIENATION OF BENEFITS	20

ENTIRE CONTRACT	20

ACTUARIAL EQUIVALENCE	20

RIGHTS OF INSUREDS, CONTINGENT ANNUITANTS, BENEFICIARIES AND CONTINGENT BENEFICIARIES	22

POLICYHOLDER	23

ASSIGNMENT, TRANSFER, NOVATION AND REINSURANCE	23

CONFIDENTIALITY	23

ADMINISTRATIVE SERVICES	23

CORRESPONDENCE	24

TERMINATION	24

EXHIBIT I

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DEFINITIONS

In addition to the other definitions set forth in this Policy, the following terms shall have the respective meanings as set forth below.

Accrued Benefit	means the normal form (unmarried) monthly benefit payable at the Normal Retirement Date.

Actuarial Equivalence	means the applicable actuarial equivalence basis or bases described in the Actuarial Equivalence provision.

Actuarial Equivalent	means a benefit of equivalent value based upon certain interest and mortality assumptions, in accordance with the Actuarial Equivalence provision.

Age

means age in completed years and months, except for purposes of converting to the Joint & Survivor Annuity optional forms, in which case, “age” means age in nearest integer age for both the Participant and the Contingent Annuitant for calculation purposes only.

Alternate Payee

means any Eligible Spouse, former Eligible Spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order (“QDRO”) as having rights to receive all, or a portion of, a benefit payable under this Policy with respect to such Participant.

Commencement of benefits and available optional forms for an Alternate Payee are in accordance with his/her QDRO.

Annuity Date	means, for any Insured, the date on which annuity payments commence or a lump sum is paid under this Policy in accordance with the Commencement of Annuity Benefits provision.

Beneficiary

means the person designated in writing by a Participant or an Alternate Payee to receive any payment under this Policy with respect to such Participant’s or such Alternate Payee’s benefit under this Policy after such Participant’s or Alternate Payee’s death, as applicable. A Contingent Annuitant is not automatically a Beneficiary under this Policy.

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If a Beneficiary change is allowed under a form of payment, the Beneficiary change must be designated in writing in a form acceptable to the Company and, if made by a Participant, is subject to the spousal consent requirements described herein.

Business Day

means any weekday on which major commercial banks in New York City, New York are open for business. If any payment under this Policy is due and payable on a day which is not a Business Day, or if any notice or report is required to be given on a day which is not a Business Day, such payment shall be due and payable or such notice or report shall be given on the next succeeding Business Day.

Commingled Account

means a Separate Account held and owned by the Company that holds assets supporting the Company’s payment obligations under this Policy and certain other group annuity contracts issued by the Company with assets so allocated to such account.

Contingent Annuitant

means the person entitled to an annuity benefit following the death of a Participant or an Alternate Payee under the Normal or Optional Joint & Survivor forms of annuity benefits. Contingent Annuitants who are known as of March 17, 2022, are listed and identified as such on Exhibit I.

Contingent Beneficiary

means the person designated in writing by an Insured to receive any payment due to the Beneficiary under this Policy in the event of the Beneficiary’s death. The Contingent Beneficiary’s rights to any amounts payable under this Policy are secondary to any living Beneficiary.

Deferred Insureds

means those Insureds who are eligible to defer receipt of benefits under this Policy until on or after March 17, 2022. Deferred Insureds are listed and identified as such on Exhibit I.

Deferred Insureds may fall under one of the four (4) separate and distinct sub-groups, as classified in Exhibit I. The name of a sub-group alongside the words “Participants” or “Insureds” shall refer to any and all Participants or Insureds, as applicable, contained within that specific sub-group. The four (4) sub-groups are listed below:

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1) Salaried; 2) Hourly (further designated in Schedules A, B, C, D, and E); 3) Non-Represented Retirement Plan (“NRP”); and 4) Deltic.

Early Retirement Reduction Flag

means the sole indicator, provided to the Company by the Policyholder, for each Deferred Insured indicating his/her eligibility for special reductions on benefits for commencement prior to Normal Retirement Date, as defined in the Commencement of Annuity Benefits section of this Policy, which is listed for Deferred Insureds on Exhibit I.

Effective Date	means the date this Policy is effective, as shown on the face page of this Policy.

Eligible Spouse

means (a) the person who is married to a Participant or an Alternate Payee for purposes of the Internal Revenue Code as of the date (i) on which the Participant or Alternate Payee originally commenced his/her benefit under the Plan or (ii) on which the Participant or Alternate Payee commences his/her benefit under this Policy, whichever is applicable, or (b) if the Participant or Alternate Payee dies before commencing his/her benefit under this Policy, the person who is married to the Participant or Alternate Payee on the Participant’s or Alternate Payee’s date of death. In the case of clause (b), for the Deltic sub-group only, such Eligible Spouse must have been so married to the Participant or Alternate Payee for a one year period prior to the Participant’s or Alternate Payee’s date of death.

A marriage is recognized for federal tax purposes if the marriage is recognized in a state, possession, or territory of the United States where the marriage is entered into.

A registered domestic partner or civil union partner may not be recognized as an Eligible Spouse for federal tax purposes.

Employer

means, for any Participant, the person or entity named as the Employer, as shown on the face page of this Policy, as defined according to Section 414(b) and 414(c) of the Internal Revenue Code, as amended.

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ERISA	means the Employee Retirement Income Security Act of 1974, as amended.

First Payment Date	means the first date on and after which the Company is responsible for making annuity payments to Insureds. For the avoidance of doubt, this Policy’s First Payment Date is June 1, 2022.

General Account	means the general account of the Company.

Immediate Insureds

means those Insureds who have previously elected to commence benefits prior to March 17, 2022, and will continue receiving benefits under this Policy on and after First Payment Date. Immediate Insureds are listed and identified as such on Exhibit I.

Insured

means any person who satisfies both clauses (a) and (b) below:

(a)  is living on March 17, 2022; and

(b)  is reported to the Company by the Policyholder on or before the Effective Date as having rights to a benefit under this Policy, or is added as permitted by the Purchase Payment section of this Policy.

After the Effective Date, Insured shall also mean any Contingent Annuitant, Alternate Payee, Beneficiary or Contingent Beneficiary, as the context may require.

Attached as Exhibit I is a list, as of March 17, 2022, containing the name of each known Participant and his/her social security number, date of birth, sex, state of residence, employment status, if in pay status on or before March 17, 2022, the form of annuity elected and monthly benefits, and if not yet in pay status on or before March 17, 2022, the Normal Retirement Date and monthly benefit amount at Normal Retirement Date.

Exhibit I also contains (a) the name of each known Alternate Payee, (b) the social security number, date of birth and sex of each Contingent Annuitant, and (c) the name and social security number of each known Beneficiary and Contingent Beneficiary.

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Market Value

(A) with respect to cash, means 100% thereof; (B) with respect to any non-cash assets of (x) the General Account or (y) the Separate Account to the extent such Separate Account assets are not covered by clause (C), means the fair market value of such assets, as such fair market value is determined by the Company in accordance with its standard procedures for establishing the market value of its assets, and (C) in respect of any portion of the Purchase Payment Amount paid for by delivery of securities and other non-cash assets, means the fair market value of each such asset in an amount as specified in the related transfer documentation.

Master Application	The Master Application for Group Annuity Policy, which references this Policy.

Participant	means, any person whose right to a benefit under this Policy arises by reason of his/her prior status as an eligible employee of the Employer and coverage under the Plan as such.

Plan

means the PotlatchDeltic Retirement Plan, as amended and restated as of December 31, 2021. The term “Plan” is mentioned for reference purposes only and the Company is not a party to, a fiduciary of, or otherwise subject to the terms and conditions of the Plan. The Company is not the Plan administrator for purposes of ERISA.

Policyholder	means the entity named as the Policyholder, as shown on the face page of this Policy.

Purchase Payment Amount	means the amount of the purchase price as shown on the Master Application.

Qualified Domestic Relations Order (QDRO)	shall have the meaning ascribed to such term in Section 206(d) of ERISA or Section 414(p) of the Internal Revenue Code, as applicable.

Separate Account	means the Commingled Account. This Policy does not participate in the investment or other experience of the Commingled Account.

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REPORT OF BENEFITS

Exhibit I (the “Report of Benefits”) contains, as of March 17, 2022, detailed identifying information provided by the Policyholder, including:

a)	the name, sex, date of birth, social security number, QDRO indicator and state of residence of each Insured who is eligible for benefits;

b)	the amount and form of each Insured’s annuity, and if applicable the name, sex and date of birth and social security number of each Contingent Annuitant designated by the Immediate Insured; and

c)	the Normal Retirement Date, and monthly benefit payable at the Normal Retirement Date under the Normal Form of Annuity for an unmarried Insured for each Deferred Insured.

PURCHASE PAYMENT

The Policyholder must pay the Purchase Payment Amount to the Company on or before the Effective Date. The Purchase Payment Amount and the net purchase payment amount shown in the Master Application is based on the census data in Exhibit I reflecting annuity payments beginning on or after the First Payment Date.

After the Effective Date, the Policyholder may request the following, subject to the approval of the Company:

a)	the addition or deletion of Insureds eligible for annuity benefits; and

b)

modification of the amount of an annuity benefit, the forms of available benefits, or any other provisions with respect to an Insured that were misstated in the information given to the Company under the Report of Benefits provision above.

If a change to any item in Exhibit I is requested and approved by the Company on or prior to June 27, 2022 any resulting premium adjustment which amounts to an aggregate of less than, or equal to, 3.00% of the Purchase Payment Amount (as stated in the Master Application) will be calculated in accordance with the methodology used for the Purchase Payment Amount. If the premium adjustment exceeds 3.00% of the Purchase Payment Amount, the remaining amount above 3.00% will be calculated in accordance with the methodology determined by the Company. If additional premium is due, the Policyholder must make the additional premium payment to the Company on a date determined by the Company. If a refund of premium is due, the Company will refund the difference to the Policyholder.

If a change to any item in Exhibit I is requested and approved by the Company after June 27, 2022, any resulting premium adjustment will be calculated in accordance with the methodology determined by the Company. If additional premium is due, the Policyholder must make the additional premium payment to the Company on a date determined by the Company. If a refund of premium is due, the Company will refund the difference to the Policyholder.

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SEPARATE ACCOUNT TERMS

The Purchase Payment Amount and any additional premium for this Policy will be allocated to a Separate Account of the Company (as defined above).

1.	NATURE OF THE ACCOUNT

The Separate Account is a commingled separate account of the Company created by a resolution adopted by the Company’s Board of Directors. The Separate Account was established by the Company under Texas state law to support guaranteed annuities payable under group annuity contracts (collectively, the “Contracts”) to fund benefits accrued under employee benefit plans which prior to the Effective Date, met the requirements of Section 401(a) of the Internal Revenue Code. The Company owns all the assets in the Separate Account and none of the assets of the Separate Account equal to the reserves in support of such benefits will be chargeable with liabilities arising out of any other business that the Company may conduct, other than liabilities arising under and of the Contracts. Income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses.

Investments of the Separate Account will be made at the Company’s discretion in accordance with applicable law, regulations, and regulatory approvals as well as the Company’s Investment Guidelines established for the Separate Account. The Company will invest and reinvest the assets of the Separate Account at the time and in the amounts as only the Company determines. To the extent applicable law or regulatory authority permits, investments will be made without regard to any limitations otherwise imposed by law on separate account investments. The Company may, with respect to any equity securities held in the Separate Account, delegate the Company’s voting rights to another entity or a person or persons (which includes an institution(s)) not affiliated with the Company.

[***] The statutory liability includes the liabilities relating to the benefits guaranteed by this Policy and other Contracts that are supported by the Separate Account.

2.	SEPARATE ACCOUNT SURPLUS / DEFECIT SWEEP

At the end of a calendar quarter, the Company will compare (A) and (B) as follows:

A.	[***]

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B.	[***]

If the amount described in clause (B) exceeds the amount described in clause (A), then the Company will establish and fund reserves in the General Account in support of this Policy equal to the amount by which, as of the date of determination, clause (B) exceeds the sum of: (x) the amount described in clause (A) and (y) the amount, as of such date, of reserves (if any) remaining in the General Account that were previously established pursuant to this paragraph; otherwise such reserves in the General Account will be zero or, if applicable, the amount described in sub-clause (y) of this paragraph.

If the amount described in clause (A) is greater than the amount described in clause (B) and the date of such comparison is (1) the Effective Date or (2) any subsequent date that is [***] following the prior such date of comparison, then, subject to applicable law and regulations, the Company may transfer cash and in-kind assets allocated to the Separate Account to the General Account in an amount such that, immediately after giving effect to such transfer, the amount described in (A) will equal or exceed the aggregate amount described in clause (B) for the Contracts supported by the Commingled Account (the “Asset Sweep Test”); provided that the composition of the assets so transferred is fair and equitable, as determined in the sole discretion of the Company, to both the General Account and the Separate Account, taking into account both the Market Value and book value of any non-cash assets so transferred.

In addition, on any Business Day, the Company may effect a substitution between the Separate Account and the General Account, whereby certain assets previously allocated to the Separate Account are thereby transferred to the General Account, and certain assets previously held in the General Account are thereby allocated to the Separate Account; provided that, immediately after giving effect to any such substitution, the book value of the assets allocated to the Separate Account shall be no less than the book value of the assets allocated to the Separate Account immediately prior to giving effect to such substitution.

Any addition to, or withdrawal from the Separate Account will be made on a Business Day.

3.	ANNUITY PAYMENTS

Beginning with June 1, 2022, and each following month, the Company will make a withdrawal from the Separate Account equal to the amounts payable for the month pursuant to the benefits payable under this Policy and under any other Contract. Withdrawals from the Separate Account assets equal to the aggregate monthly payment owed in each month will be made in accordance with the Company’s standard procedures but in no event more than thirty (30) days before such benefit payments are due. A withdrawal from the Separate Account will be made only on a Business Day. In the event that the assets in the Separate Account are not sufficient to make any annuity

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payment when due, the entire amount of the Separate Account will be withdrawn and the Company shall withdraw assets from the General Account reserves set aside for the Separate Account liability to make such payment. After all annuity payments are made under this Policy, this Policy will terminate. At that point the Policyholder, Insureds, Beneficiaries, Contingent Beneficiaries, Contingent Annuitants or any other person shall not have the right to any further payment or other assets of the Company, including the Separate Account.

4.	EXPENSES

Expenses shall be charged against the Separate Account, and shall represent the direct and indirect costs (inclusive of general and administrative expenses allocated as described below) relating to this Policy and the Separate Account and shall be charged against the Separate Account in accordance with statutory accounting principles.

(i)	Expenses must fall within an expense category that would be chargeable to the Company’s General Account.
(ii)

Expenses must be charged using an expense rate or allocation methodology not greater than the rate charged or different than the relative amount charged to the General Account for similar services or categories of expense.

(iii)

Indirect expenses must not be charged more frequently than charged to the General Account. Direct expenses shall be charged when due. The Company may transfer assets with a Market Value equal to the amount of any such expense obligation from the Separate Account to the General Account. Such transfer must occur on a Business Day.

(iv)

Expense payables and withdrawals from the Separate Account will include custody fees applicable to the Separate Account, investment management related expenses, taxes due on the Separate Account earnings and general and administrative expenses allocated to the Separate Account as described in the preceding sentences.

If the Company’s General Account pays such expenses or contractual obligations, then a payable owed by the Separate Account shall arise, and the Company’s General Account shall be later reimbursed by charging the Separate Account.

None of the deductions, charges, withdrawals, allocations, and/or reimbursements described in this “Expenses” section shall be limited or in any way constrained by the Asset Sweep Test.

COMMENCEMENT OF ANNUITY BENEFITS

The Company irrevocably guarantees the benefits due to the Insureds provided for in this Policy, and following the Effective Date, the Company will not cancel or rescind, or seek to cancel or rescind, this Policy or declare this Policy to be, or seek to have this Policy declared to be, null and void from its inception. This Policy shall be legally enforceable by Insureds with respect to their respective entitlement to benefits under this Policy. The Company agrees to pay all annuity benefits due under this Policy on and after the First Payment Date.

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Immediate Insureds

For each Immediate Insured, shown on the attached Exhibit I, the Company assumes benefit liability arising under this Policy as of the Effective Date, and the annuity benefits payable under this Policy will commence as of the First Payment Date in accordance with the form of annuity previously elected by the Immediate Insured and the monthly benefit amount, both shown in Exhibit I.

Cost of Living Adjustments

Cost of Living Adjustments (“COLA”) apply to a closed group of certain Immediate Insureds as indicated in Exhibit I (collectively, the “COLA Immediates”). COLA provides an increase of 0.5% to the monthly benefit of such Immediate Insureds once per year on August 1st of such year. Deferred Insureds and Immediate Insureds who are not COLA Immediates are not eligible for COLA.

Deferred Insureds

In order to commence a benefit, a Deferred Insured must:

a)	terminate employment with the Employer;

b)	notify the Company, in writing on a form acceptable to the Company of the election to commence benefits under this Policy; and

c)	provide the future month in which the annuity benefits are to commence.

Normal Retirement

Deferred Insureds shown on Exhibit I, who terminate their employment with the Employer at or prior to their normal retirement date (“Normal Retirement Date”), may commence benefits on their Normal Retirement Date, which is the first of the month coincident with or next following the Participant’s 65th birthday. For Alternate Payees and surviving Eligible Spouses, the Normal Retirement Date is the Participant’s Normal Retirement Date.

If a Deferred Insured elects to commence benefits at the Normal Retirement Date, the monthly benefit payable to a Deferred Insured on his/her Normal Retirement Date will be equal to the Deferred Insured’s monthly Accrued Benefit.

Early Retirement Eligibility

A Deferred Insured, who terminates his/her employment with the Employer at or prior to his/her Normal Retirement Date, may elect to commence benefits on the first day of the calendar month coincident with or next following his/her date of termination of employment.

Early Retirement Reduction

A Deferred Insured who terminates his/her employment with the Employer at or prior to his/her Normal Retirement Date and elects to commence benefits on an early retirement date shall be subject to an early retirement reduction (“Early Retirement Reduction”) that will be

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applied to his/her monthly Accrued Benefit. The Early Retirement Reduction will equal the Accrued Benefit multiplied by the greater of (i) the actuarial equivalent factors calculated using Actuarial Equivalence Basis C as described in the Actuarial Equivalence section of this Policy and (ii) if the Participant attains age 55 at commencement and, if there is an Early Retirement Reduction Flag in Exhibit I, the following factors which vary, as shown below.

Sub-Group	Factors for Early Retirement Reduction Flag Indicating Early Retirement Factor is Applicable
Salaried	1 minus 5/12 of 1.00% for each month by which the Early Retirement Date precedes the Normal Retirement Date.
Hourly (All Schedules) & NRP	1 minus 5/12 of 1.00% for each month by which the Early Retirement Date precedes the first of the month coincident with or next following the Participant’s attainment of age 62.
Deltic	1 minus 1/3 of 1.00% for each month by which the Early Retirement Date precedes the first of the month coincident with or next following the Participant’s attainment of age 62.

Factors for Early Retirement Reduction Flag Indicating Early Commencement Factor is Applicable
Age	Hourly Sub-Group					All Other Sub- Groups
	Schedule A	Schedule B	Schedule C	Schedule D	Schedule E
55	50.00%	44.71%	44.00%	50.00%	46.667%	50.00%
56	55.00%	48.02%	48.00%	55.00%	50.667%	55.00%
57	60.00%	51.66%	51.00%	60.00%	54.667%	60.00%
58	65.00%	55.68%	55.00%	65.00%	58.667%	65.00%
59	70.00%	60.13%	60.00%	70.00%	62.667%	70.00%
60	75.00%	65.06%	65.00%	75.00%	66.667%	75.00%
61	80.00%	70.56%	70.00%	80.00%	73.333%	80.00%
62	85.00%	76.69%	76.00%	85.00%	80.000%	85.00%
63	90.00%	83.56%	83.00%	90.00%	86.667%	90.00%
64	95.00%	91.20%	91.00%	95.00%	93.333%	95.00%
65	100.00%	100.00%	100.00%	100.00%	100.000%	100.00%

Late Retirement

A Deferred Insured who continued working for the Employer beyond his/her Normal Retirement Date must defer the commencement of benefits to the first day of the calendar month coincident with or next following the date that the Deferred Insured terminated from his/her employment, but in no event may a Deferred Insured elect to commence benefits after his/her latest permissible late retirement date (“Latest Permissible Late Retirement Date”), which is defined as April 1st of the calendar year following the later of (i) the calendar

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year that the Deferred Insured attains age 70 1⁄2 and (ii) the calendar year of the Deferred Insured’s termination of employment.

The Deferred Insured’s monthly benefit will be increased from the later of the Normal Retirement Date and the first of the calendar month coincident with or next following the date that the Deferred Insured terminates from employment to the earlier of (i) Late Retirement Date, and (ii) the Latest Permissible Late Retirement Date, in accordance with Actuarial Equivalence which varies by sub-group (“Increase Period”) and is listed as follows:

Sub-Group	Late Retirement Actuarial Increase
Salaried, Hourly (All Schedules), & NRP	Actuarial Equivalence Basis A, as described in the Actuarial Equivalence section of this Policy.
Deltic	Actuarial Equivalence Basis B, as described in the Actuarial Equivalence section of this Policy.

With respect to all forms of annuity that are payable on a monthly basis and calculated as of the end of the Increase Period, retroactive payments from the end of the Increase Period will be in the amount corresponding to the elected annuity form as of the end of the Increase Period.

Commutation Rights

Scheduled Annuity payments after the commencement date generally cannot be commutated in Washington.

NORMAL FORM OF ANNUITY BENEFITS

The Normal Form of Annuity Benefit for an unmarried deferred Participant is a Single Life Annuity. The Single Life Annuity provides monthly payments to the deferred Participant. Payments begin on the deferred Participant’s Annuity Date and end with the payment due on the first day of the calendar month in which the deferred Participant’s death occurs.

The Normal Form of Annuity Benefit for a married deferred Participant is a Qualified Joint and 50% Survivor Annuity (“QJSA”). The benefit amount is the Actuarial Equivalent of the deferred Participant’s Single Life Annuity amount using the Actuarial Equivalence, which varies by sub-group as defined in the Actuarial Equivalence section of this Policy. The QJSA may be waived by the deferred Participant and another form of annuity elected, in a form acceptable to the Company, if such waiver is consented to, in writing, by the deferred Participant’s Eligible Spouse. The Eligible Spouse’s consent must be witnessed by a notary public.

The requirement of spousal consent described above supersedes any rules regarding options contained in this Policy, and the deferred Participant’s ability to alter any Contingent Annuitant, Beneficiary or Contingent Beneficiary or the form of benefits after such consent shall be limited by the terms of the consent.

The QJSA provides monthly benefits beginning on the deferred Participant’s Annuity Date

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and ending with the payment due on the first of the month in which the death of the second to die of the deferred Participant and the deferred Participant’s Contingent Annuitant occurs. The benefit amount is the Actuarial Equivalent value of the deferred Participant’s Single Life Annuity amount. QJSA payments will be made to the deferred Participant, if living, and after the deferred Participant’s death, to the deferred Participant’s Contingent Annuitant, if then living. The QJSA monthly payment to the Contingent Annuitant will be 50% of the deferred Participant’s monthly payment.

OPTIONAL FORMS OF ANNUITY BENEFITS

Prior to the Deferred Insured’s Annuity Date, a Deferred Insured may elect in writing, on a form acceptable to the Company, one of the Optional Forms of Annuity Benefits set forth in the Schedule of Optional Forms of Annuity Benefits. The Optional Forms of Annuity Benefits applicable to each sub-group are as follows:

Optional Forms of Annuity Benefits		Sub-group
		Salaried	Hourly	NRP	Deltic
Single Life Annuity		X	X	X	X
Certain & Continuous Annuity	5 Year	X	X	X	X
	10 Year	X	X	X	X
	15 Year	X	X	X
Joint & Survivor Annuity	25%				X
	50%	X	X	X	X
	75%	X	X	X	X
	100%	X	X	X	X
Social Security Level Income Annuity		X	X	X	X
Lump Sum		X	X	X	X

Additionally, a Deferred Insured may elect any Joint & Survivor Annuity that he/she would otherwise be able to elect with a Contingent Annuitant who is not the Eligible Spouse if such election is consented to, in writing, by the Deferred Insured’s Eligible Spouse. The Eligible Spouse’s consent must be witnessed by a notary public.

The monthly benefit amount payable under each Optional Form of Annuity Benefits shall be adjusted from the Normal Form of Annuity Benefit for unmarried Deferred Insureds using the applicable Actuarial Equivalence, which varies by sub-group as described in the Actuarial Equivalence section of this Policy.

Any election of an Optional Form of Annuity Benefit may be revoked or changed by the Insured at any time before a payment is made. No election, revocation, or change shall be effective until the Company receives the necessary information and documentation.

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SCHEDULE OF OPTIONAL FORMS OF ANNUITY BENEFITS

1.     SINGLE LIFE ANNUITY

The Single Life Annuity provides monthly payments [***]

2.     JOINT & SURVIVOR ANNUITY

The Joint & Survivor Annuity provides monthly payments. [***]

3.     CERTAIN & CONTINUOUS ANNUITY

The Certain & Continuous Annuity provides monthly payments [***]

4.     CERTAIN ONLY ANNUITY

For Immediate Insureds, the Certain Only Annuity provides monthly payments [***]

5.     LUMP SUM

The Lump Sum provides a single payment [***]

6.     SOCIAL SECURITY LEVEL INCOME ANNUITY

The Social Security Level Income Annuity option provides monthly payments [***]

PRE-RETIREMENT DEATH BENEFITS

If a Deferred Insured dies prior to the Deferred Insured’s Annuity Date, no death benefit will be payable except as follows:

A Pre-Retirement Death Benefit will be provided to a deferred Participant’s Eligible Spouse, provided the deferred Participant’s Eligible Spouse survives the deferred Participant and is alive on the Pre-Retirement Death Benefit commencement date. The deferred Participant’s Eligible Spouse may elect to commence the Pre-Retirement Death Benefit on the first of the month following the date of the deferred Participant’s death.

The deferred Participant’s Eligible Spouse may elect to defer commencement of the benefits, provided that such deferral may not be a date later than the deferred Participant’s Latest Permissible Late Retirement Date. Retroactive payments will be provided if the actual commencement occurs after the deferred Participant’s Latest Permissible Late Retirement Date.

In the event the deferred Participant’s Early Retirement Reduction Flag shows eligible and the Eligible Spouse elects to commence the Pre-Retirement Death Benefit before the deferred Participant’s Normal Retirement Date, the Pre-Retirement Death Benefit is calculated based on the Early Retirement Reduction applicable to the Accrued Benefit that would have been payable to the deferred Participant, according to the Commencement of Benefit Section of this Policy, using the Pre-Retirement Death Benefit commencement date. Such benefit is converted from the Single Life Annuity to the applicable Qualified Pre- Retirement Survivor Annuity (“QPSA”) using the deferred Participant’s age and Eligible

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Spouse’s age, and then the survivor portion of the applicable QPSA (as described below) would be payable to the Eligible Spouse.

In the event the deferred Participant’s Early Retirement Reduction Flag shows ineligible and the Eligible Spouse elects to commence the Pre-Retirement Death Benefit before the deferred Participant’s Normal Retirement Date, the Pre-Retirement Death Benefit is calculated based on the Accrued Benefit payable in the Single Life Annuity converted to the applicable QPSA using the deferred Participant’s age and Eligible Spouse’s age at deferred Participant’s Normal Retirement Date, and then the survivor portion of the applicable QPSA (as described below) would be actuarially reduced via multiplying it by a deferred annuity factor (deferred from Pre-Retirement Death Benefit date to Normal Retirement Date) divided by an immediate annuity factor (using Pre-Retirement Death Benefit date), where both factors are calculated using the Eligible Spouse’s age and Actuarial Equivalence Basis C as described in the Actuarial Equivalence section of this Policy. Such Pre-Retirement Death Benefit would be payable to the Eligible Spouse in a Single Life Annuity.

In the event the Eligible Spouse elects to commence the Pre-Retirement Death Benefit on or after the deferred Participant’s Normal Retirement Date, the Eligible Spouse’s benefit is calculated based on any late retirement increase applicable to the Accrued Benefit that would have been payable to the deferred Participant if such Participant had survived to such date, according to the Commencement of Benefit Section of this Policy, using the Pre-Retirement Death Benefit commencement date. Such benefit is converted from the Single Life Annuity to the applicable QPSA using the deferred Participant’s age and the Eligible Spouse’s age, and then the survivor portion of the applicable QPSA (as described below) would be payable to the Eligible Spouse in a Single Life Annuity.

The Eligible Spouse may commence benefits as either a single lump sum payment or single life annuity. Such single lump sum payment would be equal to the Actuarially Equivalent present value of the survivorship portion of the QPSA on a deferred to Normal Retirement date basis using the Eligible Spouse’s age and Actuarial Equivalence Basis C as described in the Actuarial Equivalence section of this Policy.

Pre-Retirement Death Benefit QPSA Basis
Applicable QPSA Form of Annuity Benefit		Hourly (Schedules Below)					NRP	Deltic
	Salaried	Schedule	Schedule	Schedule	Schedule	Schedule
		A	B	C	D	E
50% Joint & Survivor Annuity	X		X	X	X	X		X
100% Joint & Survivor Annuity		X					X
Pre-Retirement Death Benefit Actuarial Equivalence Basis (QPSA Conversion)
Actuarial Equivalence Basis		Hourly (Schedules Below)					NRP	Deltic
	Salaried	Schedule	Schedule	Schedule	Schedule	Schedule
		A	B	C	D	E
Basis A	X	X	X	X
Basis B								X

P 30942-WA-PTL	17	© American International Group, Inc. All Rights Reserved.

POST-RETIREMENT DEATH BENEFITS

If an Insured dies after the Insured’s Annuity Date, benefit continuation will be determined by the form of benefit in effect for the Insured.

LIABILITY

The liability of the Company for the payment of benefits for each Insured is limited to the payment of the annuity benefits and other payments set forth in this Policy and is subject to:

a)	the receipt of the Purchase Payment Amount for such benefits as described in Purchase Payment section of this Policy; and

b)	any applicable adjustments as described in the Adjustment on Account of Misstatements section of this Policy.

In no event shall the Company be liable to any Insured for an amount greater than the benefit to be provided to such Insured under the terms of this Policy.

INFORMATION, REPORTS AND DETERMINATIONS

The Policyholder will supply the Company with any additional information reasonably necessary for the Company to determine its obligations under this Policy. The Company relies on the information, reports and determinations made by the Policyholder.

The following applies to any such reports or determinations:

a)	they must be conclusive for the purposes of this Policy; and

b)	to the extent they are not the same entity, they may be made by the Employer on behalf of the Policyholder.

The Company will maintain the records necessary for its administration of this Policy. The Company will use commercially reasonable efforts to conduct searches, consistent with its internal policies and insurance regulations, using commercial locator or similar services to locate any Insured to find updated addresses.

CERTIFICATES

The Company will issue a certificate (each, a “Certificate”) to each Insured. These Certificates will:

(a)	include the Insured’s name and social security number;

(b)	specify the benefits for each Insured;

(c)	state to whom benefits will be payable;

(d)

contain a statement that the obligation of the Company to pay annuity and other benefits to Insureds, Contingent Annuitants, Beneficiaries and Contingent Beneficiaries under this Policy is irrevocable;

P 30942-WA-PTL	18	© American International Group, Inc. All Rights Reserved.

(e)

provide that the Insured has the right to enforce all provisions of this Policy, including his or her right to receive the annuity payments under this Policy, and that such rights are enforceable solely against the Company and against no other person, including the Plan, Plan trust, the sponsor of the Plan, the Policyholder or any affiliate thereof;

(f)	describe the consequences of any misstatements of any relevant fact, including the Company’s rights and obligations relating to such misstatements; and

(g)	provide that each Insured has the right to request a copy of this Policy and provide how to obtain such a copy.

In the event of a conflict between the terms of this Policy and a Certificate, the terms of such Certificate will control.

In the event the Company is required to issue a replacement Certificate to the named Insured to correct any errors contained in a previously issued Certificate (“Replacement Certificate”), the previously issued Certificate shall be null and void. Any Replacement Certificate will clearly indicate on the face page that it is a “CORRECTED AND REPLACED CERTIFICATE” and shall be issued with written notice to the named Insured within 45 days of the date the Company receives Washington State Office of the Insurance Commissioner approval of the Replacement Certificate.

The rights of an Insured under this Policy are not conditioned upon the issuance of any Certificate, and any delay in issuing a Certificate to such Insured does not delay the date on which the Insured begins to have third-party beneficiary rights under this Policy.

MANNER OF PAYMENTS

The Company shall make annuity payments by check or electronic funds transfer (EFT). If monthly annuity payments are less than $50, the Company reserves the right to make payments less frequently than monthly, and will make these payments in an aggregate amount not later than the first day of the period to which the payment applies. The responsibility for tax reporting, including production of Form 1099-R and any other required forms, for recipients of the monthly annuity payments made by the Company will be that of the Company.

EVIDENCE OF SURVIVAL

The Company retains the right to require due proof of any payee’s survival when an annuity benefit payment is contingent upon survival of the payee. Further, in accordance with the Certificates provided pursuant to this Policy, the payee, for himself/herself, his/her heirs and successors, represents that by acceptance of the Company’s payment that the payee upon whose survival the payment is contingent is living on the date any such benefit payment is due.

ADJUSTMENT ON ACCOUNT OF MISSTATEMENTS

If a person named as an Insured in the Report of Benefits dies before March 17, 2022, no benefit for that person will be payable under this Policy. The Policyholder may request the

P 30942-WA-PTL	19	© American International Group, Inc. All Rights Reserved.

portion of the Purchase Payment made for such person be:

a)	returned in cash; or

b)	disposed of in any other manner agreed upon in writing by the Policyholder and the Company.

The Policyholder has 180 days after the Effective Date to make such requests.

If any other fact on which the Purchase Payment Amount was based has been misstated for any Insured, the amount of benefit payments or the portion of the Purchase Payment Amount will be changed based on the correct fact as determined by the Company. Overpayments by the Company will be deducted from future payments due the Insured. Underpayments by the Company will be paid to the Insured in a lump sum. The Company will not be liable for payment of a benefit in excess of that which would be payable on the basis of the true facts and Purchase Payment Amount actually received.

FACILITY OF PAYMENT

If the payee of any payment provided by this Policy is legally adjudged to be incapable or incompetent, [***]

NON-ALIENATION OF BENEFITS

No benefit payable under this Policy may be assigned, alienated, or encumbered by the payee. No benefit shall in any way be subject to any legal process that would subject the benefit to the payment of any claim against the payee.

The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to an Insured pursuant to a domestic relations order unless such order is determined by the Company to be a Qualified Domestic Relations Order as defined under ERISA.

ENTIRE CONTRACT

This Policy, together with the Master Application, the Certificates and Exhibit I, constitutes the entire contract between the Company and the Policyholder.

No endorsements, alteration, amendment or waiver of any provisions of this Policy shall be valid unless such endorsement, alteration, amendment or waiver is effected by written agreement between the Company and the Policyholder and signed by a duly authorized officer of the Company and the Policyholder.

ACTUARIAL EQUIVALENCE

(a) Optional Form Conversion

The Normal Form of Annuity Benefit for unmarried Deferred Insureds is converted to the Normal Form of Annuity Benefit for married Deferred Insured and each optional form of annuity benefits according to the table below, where each basis is defined in the Basis and Formulas sub-section below.

P 30942-WA-PTL	20	© American International Group, Inc. All Rights Reserved.

Actuarial Equivalence Conversion Factors For Optional Forms of Annuity Benefits
Optional Forms of Annuity Benefits		Sub-group
		Salaried	Hourly	NRP	Deltic
Single Life Annuity		Not Applicable (Normal Form)
Certain & Continuous Annuity	5 Year	Basis A* Or Basis D (Hourly Schedule E, for 10 Year)			Basis B
10 Year
	15 Year				Not Offered
Joint & Survivor Annuity	25%	Not Offered			Basis B
	50%	Basis A* Or Basis D (Hourly Schedule E, for 50% and 100%)
75%
100%
Social Security Level Income Annuity		Greater of Basis A and Basis C			Basis C
Lump Sum

*Hourly Schedule E Insureds are subject to Basis D for 10 Year Certain & Continuous Annuity, 50% and 100% Joint & Survivor Annuity calculations

(b)	Basis and Formulas

Basis A: The Actuarial Equivalence used for Salaried, Hourly, and NRP sub-groups for (i) converting the Single Life Annuity to optional forms of annuity benefits (except as noted in Basis D, below) and (ii) calculating Late Retirement increases shall be determined using the following:

•	Mortality: 1984 Unisex Pension Plan Mortality Table with 3-year setback for Contingent Annuitants only

•	Interest: 4.0% per annum

•

Lump Sum Comparison: All optional Lump Sums shall be the lump sum produced under a deferred to Normal Retirement Date basis except for immediate basis for normal and late retirements. Additionally, Salaried, Hourly, and NRP lump sums shall be the greater Lump Sum produced under Actuarial Equivalence Basis A and C, described herein.

Basis B: The Actuarial Equivalence used for Deltic sub-group for (i) converting the Single Life Annuity to optional forms of annuity benefits (except the Social Security Level Income Annuity) and (ii) calculating Late Retirement increases shall be determined using the following:

•	Mortality: 1984 Unisex Pension Plan Mortality Table with 3-year setback for Contingent Annuitants only

•	Interest: 7.5% per annum

P 30942-WA-PTL	21	© American International Group, Inc. All Rights Reserved.

Basis C: The Actuarial Equivalence used for (i) converting the Single Life Annuity to optional Lump Sum (ii) converting the Deltic sub-group Single Life Annuity to a Social Security Level Income Annuity, (iii) calculating early retirement / early commencement benefits, and (iv) converting the Eligible Spouse’s QPSA to optional Lump Sum shall be determined using the following:

•	Mortality: IRS Mortality Table prescribed by the Secretary of the Treasury under Section 417(e)(3)(B) of the Internal Revenue Code as in effect for the calendar year in which the Annuity Date occurs.

•

Interest: IRS Interest Rate specified in Section 417(e)(3)(C) of the Internal Revenue Code (currently the first, second and third rate segments as described in Section 417(e)(3)(D)) for the month of September preceding the calendar year in which the Annuity Date occurs.

•

Lump Sum Comparison: All optional Lump Sums shall be the lump sum produced under a deferred to Normal Retirement Date basis except for immediate basis for normal and late retirements. Additionally, Salaried, Hourly, and NRP lump sums shall be the greater Lump Sum value produced under Actuarial Equivalence Basis A and C, described herein. Notwithstanding the above, an Eligible Spouse’s Pre-Retirement Death Benefit lump sum calculation is not subject to these additional comparisons.

Basis D: The Actuarial Equivalence used for Hourly Schedule E Insureds for converting the Single Life Annuity to (i) the 50% Joint & Survivor Annuity, (ii) the 100% Joint & Survivor Annuity, and (iii) the 10 Year Certain & Continuous Annuity shall be determined using the following:

Optional Forms of Annuity Benefits	Base Factor	Adjustment Factor*
10 Year Certain & Continuous Annuity	0.91	Not Applicable
50% Joint & Survivor Annuity	0.900	0.0075
100% Joint & Survivor Annuity	0.800	0.0100

*Adjustment Factor: This factor is added to / subtracted from the Base Factor for each year that the Participant or Alternate Payee is younger / older (respectively) than the Contingent Annuitant. The final conversion factor shall not exceed 1.0000.

RIGHTS OF INSUREDS, CONTINGENT ANNUITANTS, BENEFICIARIES

AND CONTINGENT BENEFICIARIES

Each Insured (including each Contingent Annuitant, Beneficiary and Contingent Beneficiary) with respect to its rights under this Policy is an intended third-party beneficiary of this Policy, as it may be amended from time to time in accordance with its terms. Notwithstanding any other provision of this Policy to the contrary, after the Effective Date, any Insured shall have the contractual right to enforce any provision of this Policy with respect to its rights under this Policy against the Company, its successors and assigns, by the sole choice of such Insured in the capacity of an intended third party beneficiary of this Policy. Each Insured shall have the right to receive the annuity and other payments set forth in this Policy and the Certificate. Such right to payments is enforceable by each Insured directly and solely against the

P 30942-WA-PTL	22	© American International Group, Inc. All Rights Reserved.

Company and no other person, including the Plan, the sponsor of the Plan, the Policyholder, the Employer or any affiliate thereof.

Notwithstanding the foregoing paragraph, any and all third-party beneficiary rights of an Insured under this Policy, including those set forth in the foregoing paragraph, refer and are subject to the provisions of this Policy as it may be amended in accordance with the section titled “Entire Contract”. Nothing in the foregoing paragraph shall prevent or impose any limitations on any such amendment of this Policy, or give any right to an Insured to consent to, or otherwise participate in, any such amendment. Except as set forth in the foregoing paragraph and the Certificates, no rights or remedies are conferred on any person other than the Policyholder and the Company, and their respective successors and permitted assigns.

POLICYHOLDER

If the Policyholder notifies the Company that it will cease to exist or cease to perform the duties of the Policyholder hereunder and no successor Policyholder is appointed by the Policyholder, the Policyholder will at the time that it ceases to exist or ceases to perform the duties of the Policyholder have no rights or obligations under the Policy. The fact that the Policyholder ceases to exist or ceases to perform the duties of the Policyholder shall have no effect on the validity of the Policy, the binding obligation of the Company or the ability of the Insureds (including Contingent Annuitants, Beneficiaries and Contingent Beneficiaries) to enforce their rights under the Policy. This Policy shall remain irrevocable and in full force and effect in accordance with its terms.

ASSIGNMENT, TRANSFER, NOVATION AND REINSURANCE

The Company shall not assign, transfer or novate this Policy or its obligations hereunder, unless: (i) the Company will continue to be the obligor to the Policyholder and the Insureds in respect of its obligations under this Policy; (ii) the Company obtains the written consent of each affected Insured or, until the effective date set forth in any notice delivered by the Policyholder to the Company that it will no longer act in the capacity of the Policyholder, the Policyholder; or (iii) such obligations are fully transferred to another entity by operation of law, and any such successor entity to the Company by operation of law shall be automatically bound by all of the Company’s obligations under this Policy. Any assignment, transfer or novation by the Company in violation of this paragraph shall be null and void.

CONFIDENTIALITY

The Company shall materially comply with all applicable laws and regulations, including those laws relating to privacy, data protection and the safeguarding of such information, governing the confidential information of the Policyholder and any Insured.

ADMINISTRATIVE SERVICES

The Company shall perform all administrative services necessary for the performance of its obligations under this Policy, including, without limitation, the payment of annuity and other benefits, compliance with income tax reporting and withholding requirements of the federal and state governments with respect to amounts paid under this Policy, the issuance of

P 30942-WA-PTL	23	© American International Group, Inc. All Rights Reserved.

Certificates and furnishing of information as required by law, the review and processing of domestic relations orders and maintaining required records.

CORRESPONDENCE

Any notices, forms and communications to the Company should be mailed to the current notice address. The current notice address is:

American General Life Insurance Company Pension Administration

P.O. Box 1834

Wilmington, DE 19899-1834

The Company may change the notice address by sending correspondence of such change to the Policyholder and the Insureds entitled to payment. The Company will use the address for the Policyholder and the Insureds last shown on its records.

TERMINATION

This Policy will remain in full force and effect until the date that there are no further annuity or other payments payable under it. This Policy will terminate as of that date.

P 30942-WA-PTL	24	© American International Group, Inc. All Rights Reserved.

American General Life Insurance Company

2727-A Allen Parkway, Houston, TX 77019

Master Application for Group Annuity Policy

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS

BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE

COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Application is hereby made to:	American General Life Insurance Company

By:	PotlatchDeltic Corporation

Whose address is:	601 West 1st Avenue, Suite 1600 Spokane, WA 99201

For:	Group Annuity Policy No. GA-[***]

Effective Date:	March 17, 2022

Purchase Payment Amount:	$ 75,600,000.00

Purchase Payment Adjustment:	$ 1,581,857.69

Net Purchase Payment Amount:	$ 74,018,142.31

This application, if accepted, shall become a part of the Group Annuity Policy.

Signed at Spokane , Washington on July 21, 2023
(location) (date)

PotlatchDeltic Corporation (Policyholder)

Signature: /s/ Wayne Wasechek

Signed Name: Wayne Wasechek

Title: Interim Vice President, Chief Financial Officer and Chief Accounting Officer

Accepted by American General Life Insurance Company

/s/ Ethan Bronsnick
Ethan Bronsnick
Head of Domestic Pension Risk Transfer

Notice: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

P 30943-WA-PTL	25	© American International Group, Inc. All Rights Reserved.

American General Life Insurance Company

Pension Administration P.O. Box 1834 Wilmington, DE 19899-1834	Telephone No.: 800-842-3068 (8am-5pm ET; Mon-Fri) Facsimile No.: 302-427-8951 Email: PensionsAdmin@AIG.com Website: www.aig.com/pensions

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS

BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE

COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

ANNUITY CERTIFICATE

American General Life Insurance Company (“Company”, “We”, “Us”, or “Our”) hereby certifies that the Insured (“You” or “Your”) named in the below Certificate Schedule will receive payments under the Group Annuity Policy No. [***] (“Policy”) issued to:

PotlatchDeltic Corporation, its successors and assigns, as their interests may appear (“Policyholder”)

PotlatchDeltic Corporation, (“Employer”)

A complete description of Your benefits is contained in the Policy between the Company and the Policyholder. In the event of a conflict between this Annuity Certificate (“Certificate”) and the Policy, the terms of the Policy will control.

[Name of Annuity Benefit] CERTIFICATE SCHEDULE

The applicable Certificate Schedule for each Insured will be inserted here.

P 22550-I	26	© American International Group, Inc. All Rights Reserved.

DEFINITIONS

In addition to the other definitions set forth in this Certificate, the following terms shall have their respective meanings as set forth below.

Alternate Payee	means Your Eligible Spouse, former Eligible Spouse, child, or other dependent who is recognized by a QDRO as having rights to receive all, or a portion of, Your benefit payable under the Policy.

Annuity Date	means the date on which Your annuity payments commence under the Policy. This date is not the Effective Date of the Policy.

Beneficiary

means the person designated in writing by You to receive any payment due under the Policy after Your death. You may designate or change Your designated Beneficiary at any time prior to Your death if permitted under the form of payment selected. If You are married, Your Eligible Spouse must consent to any designation of a Beneficiary other than themselves. A Contingent Annuitant is not necessarily a Beneficiary under the Policy. Alternate Payee may designate a Beneficiary to receive the Alternate Payee’s portion of any death benefit payable in accordance with the QDRO.

Certificate Schedule	means the certificate schedule on the face page of this Certificate.

Contingent Annuitant

means the Eligible Spouse or non-spouse person entitled to an annuity benefit under the Policy following Your death under a form of annuity elected by You. The Contingent Annuitant cannot be changed after Your Annuity Date. A Contingent Annuitant is not automatically a Beneficiary under the Policy.

Contingent Beneficiary

means the person designated in writing by You to receive any payment due to the Beneficiary under the Policy in the event of the Beneficiary’s death. The Contingent Beneficiary’s rights to any amounts payable under the Policy are secondary to any living Beneficiary.

Effective Date of the Policy	means March 17, 2022. This date is earlier than the Annuity Date.

Eligible Spouse

means the person You are legally married to for purposes of the Internal Revenue Code as of Your benefit commencement date or date of death, whichever applicable.

A marriage is recognized for federal tax purposes if the marriage is recognized in a state, possession, or territory of the United States where the marriage is entered into.

A registered domestic partner or civil union partner may be not recognized as an EligibleSpouse for federal tax purposes.

ERISA	means the Employee Retirement Income Security Act of 1974, as amended.

Plan	means the PotlatchDeltic Retirement Plan prior to the Effective Date of the Policy.

Qualified Domestic Relations Order	has the same meaning as defined in Section 206(d) of ERISA or Section 414(p) of the Internal Revenue Code, as applicable. Referred to within this Certificate as “QDRO”.

P 22550-I	27	© American International Group, Inc. All Rights Reserved.

POST-RETIREMENT DEATH BENEFITS

If You die after Your Annuity Date, benefit continuation will be determined by the form of annuity benefit in effect for You.

MANNER OF PAYMENTS

We will make annuity payments by check or by electronic funds transfer (EFT). If monthly annuity payments are less than $50, We reserve the right to make payments less frequently than monthly, but no less frequently than annually in advance.

EVIDENCE OF SURVIVAL

We retain the right to require due proof of any payee’s survival when an annuity payment is contingent upon survival of the payee. Further, the payee for himself/herself and his/her heirs and successors, represents that by acceptance of Our payment, that any person upon whose survival the payment is contingent is living on the date any such payment is due. If the payee is not living and the payment made is contingent to the payee’s survival, We retain the right to reclaim such overpayment.

ADJUSTMENT ON ACCOUNT OF MISSTATEMENTS

If any fact on which a benefit was based has been misstated, the amount of the benefit payment will be increased or decreased to what it would have been based on the correct fact. Overpayments by Us will be deducted from one or more future payments due. Underpayments by Us may be paid in a lump sum. We will not be liable for payment of a benefit in excess of that which would be payable on the basis of the true facts and the purchase payments including any subsequent equitable purchase payment adjustment received under the Policy.

FACILITY OF PAYMENT

If the payee of an annuity benefit provided in accordance with this Certificate is legally adjudged to be incapable or incompetent, [***]

NON-ALIENATION OF BENEFITS

No benefit payable under this Certificate may be assigned, alienated, or encumbered by the payee. No benefit shall in any way be subject to any legal process that would subject the benefit to the payment of any claim against the payee.

The preceding paragraph shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to You pursuant to a domestic relations order unless such order is determined to be a QDRO, as defined under ERISA.

P 22550-I	28	© American International Group, Inc. All Rights Reserved.

CORRESPONDENCE

Please mail any notices, forms, and communications to the notice address. The notice address is:

American General Life Insurance Company

Pension Administration

P.O. Box 1834

Wilmington, DE 19899-1834

Any written requests for changes, as permitted in this Certificate, must contain the information necessary to process such request and must be signed and dated by You.

We may change the notice address by sending correspondence of such change to You and any Contingent Annuitant, Beneficiary or Contingent Beneficiary entitled to a payment. We will use the address for You and any Contingent Annuitant, Beneficiary or Contingent Beneficiary last shown in Our records.

CERTIFICATE ERRORS AND REPLACEMENT CERTIFICATE

Please review this Certificate carefully and notify Us promptly if any information is incorrect. Evidence to support any requested corrections may be required. We are not bound by any incorrect information in this Certificate, nor are We bound by any other errors in this Certificate if clearly inconsistent with the terms of the Policy. We may instead continue to comply with the terms of the Policy as if the Certificate initially had been correctly issued.

RIGHTS OF YOU, YOUR CONTINGENT ANNUITANT AND BENEFICIARY

You and any Contingent Annuitant, Beneficiary, or Contingent Beneficiary have the right to receive the applicable annuity payments set forth in the Policy. Such right to payments is enforceable by You and any Contingent Annuitant, Beneficiary, or Contingent Beneficiary directly and solely against Us and no other person, including the Plan, the sponsor of the Plan, the Policyholder, the Employer or any affiliate thereof. The obligation of the Company to pay annuity and other benefits to You, any Contingent Annuitants, Beneficiaries or Contingent Beneficiaries under the Policy is irrevocable. You have the right to a copy of the group annuity contract, and may request such a copy by sending a written request to the address provided under “Correspondence” above.

IN WITNESS WHEREOF, this Certificate is signed for the Company by its Secretary and President.

/s/Julie Cotton Hearne	/s/Kevin T. Hogan

Secretary	President

P 22550-I	29	© American International Group, Inc. All Rights Reserved.

When the Annuity Benefit selected is a Single Life Annuity, the following will appear:

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Social Security Number:	[xxx-xx-9999]

Date of Birth:	[MM/DD/YYYY]

Sex:	[Male/Female]

BASED UPON DATA AS OF [MM/DD/YYYY]:

Form of Annuity Benefit:	Single Life Annuity

Monthly Benefit Payable:	[$ 999.99]

Annuity Date:	06/01/2022

A Single Life Annuity provides monthly payments to You[***]

P 22550-I	30	© American International Group, Inc. All Rights Reserved.

When the Annuity Benefit selected is a Joint and Survivor Annuity, the following will appear:

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Social Security Number:	[xxx-xx-9999]

Date of Birth:	[MM/DD/YYYY]

Sex:	[Male/Female]

BASED UPON DATA AS OF [MM/DD/YYYY]:

Form of Annuity Benefit:	Joint & Survivor Annuity

Monthly Benefit Payable:	[$ 999.99]

Annuity Date:	06/01/2022

Contingent Annuitant Name:	[Jane Doe]

Contingent Annuitant Social Security Number:	[xxx-xx-9999]

Contingent Annuitant Date of Birth:	[MM/DD/YYYY]

Contingent Annuitant Sex:	[Female/Male]

Contingent Annuitant Monthly Benefit:	[$ 999.99]

The Joint and Survivor Annuity provides monthly payments to You [***]

P 22550-I	31	© American International Group, Inc. All Rights Reserved.

When the Annuity Benefit selected is a Social Security Level Income Annuity, the following will appear:

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Social Security Number:	xxx-xx-[9999]

Date of Birth:	[MM/DD/YYYY]

Sex:	[Male/Female]

BASED UPON DATA AS OF [MM/DD/YYYY]:

Form of Annuity Benefit:	Social Security Level Income Annuity

Monthly Benefit Payable before [MM/DD/YYYY]:	[$ 999.99]

Monthly Benefit Payable on and after [MM/DD/YYYY]:	[$ 999.99]

Annuity Date:	06/01/2022

The Social Security Level Income Annuity provides monthly payments to You [***]

P 22550-I	32	© American International Group, Inc. All Rights Reserved.

When the Annuity Benefit selected is a Single Life Annuity with Cost of Living adjustment, the following will appear:

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Social Security Number:	xxx-xx-[9999]

Date of Birth:	[MM/DD/YYYY]

Sex:	[Male/Female]

BASED UPON DATA AS OF [MM/DD/YYYY]:

Form of Annuity Benefit:	Single Life Annuity

Monthly Benefit Payable:	[$ 999.99]

Annuity Date:	06/01/2022

Cost of Living Adjustment Indicator:	Yes

A Single Life Annuity with Cost-Of-Living Adjustment provides monthly payments to You, [***]

P 22550-I	33	© American International Group, Inc. All Rights Reserved.

When the Annuity Benefit selected is a Joint and Survivor Annuity with Cost of Living Adjustment, the following will appear:

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Social Security Number:	xxx-xx-[9999]

Date of Birth:	[MM/DD/YYYY]

Sex:	[Male/Female]

BASED UPON DATA AS OF [MM/DD/YYYY]:

Form of Annuity Benefit:	Joint and Survivor Annuity

Monthly Benefit Payable:	[$ 999.99]

Annuity Date:	06/01/2022

Contingent Annuitant Name:	[Jane Doe]

Contingent Annuitant Social Security Number:	xxx-xx-[9999]

Contingent Annuitant Date of Birth:	[MM/DD/YYYY]

Contingent Annuitant Sex:	[Female/Male]

Contingent Annuitant Monthly Benefit:	[$ 999.99]

Cost of Living Adjustment Indicator:	Yes

The Joint and Survivor Annuity with Cost-Of-Living Adjustment provides monthly payments to You[***]

P 22550-I	34	© American International Group, Inc. All Rights Reserved.

When the Annuity Benefit selected is a Certain and Continuous Annuity, the following will appear:

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Social Security Number:	[xxx-xx-9999]

Date of Birth:	[MM/DD/YYYY]

Sex:	[Male/Female]

BASED UPON DATA AS OF [MM/DD/YYYY]:

Form of Annuity Benefit:	Certain and Continuous Annuity

Monthly Benefit Payable:	[$ 999.99]

Annuity Date:	06/01/2022

Certain Period End Date:	[MM/DD/YYYY]

Primary Beneficiary Name:	[Jane Doe]

Primary Beneficiary Social Security Number:	[xxx-xx-9999]

Contingent Beneficiary Name:	[Jane Doe]

Contingent Beneficiary Social Security Number:	[xxx-xx-9999]

The Certain and Continuous Annuity provides monthly payments to You [***]

P 22550-I	35	© American International Group, Inc. All Rights Reserved.

American General Life Insurance Company

Pension Administration P.O. Box 1834 Wilmington, DE 19899-1834	Telephone No.: 800-842-3068 (8am-5pm ET; Mon-Fri) Facsimile No.: 302-427-8951 Email: PensionsAdmin@AIG.com Website: www.aig.com/pensions

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS DOCUMENT THAT IS

MARKED BY [***] HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND IS

THE TYPE OF INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR

CONFIDENTIAL.

ANNUITY CERTIFICATE

American General Life Insurance Company (“Company”, “We”, “Us”, or “Our”) hereby certifies that the Insured (“You” or “Your”) named in the below Certificate Schedule will receive payments under the Group Annuity Policy No. [***] (“Policy”) issued to:

PotlatchDeltic Corporation, its successors and assigns, as their interests may appear (“Policyholder”)

PotlatchDeltic Corporation, (“Employer”)

This Certificate provides a complete description of Your benefits as set forth in the Policy between the Company and the Policyholder. In the event of a conflict between this Annuity Certificate (“Certificate”) and the Policy, the terms and conditions of this Policy will control.

CERTIFICATE SCHEDULE

Insured Name:	[John Doe]

Insured ID Number:	[GA10000000]

Insured Social Security Number:	[XXX-XX-9999]

Insured Birthdate:	[MM/DD/YYYY]

Insured Gender:	[Male/Female/Non-Binary]

BASED UPON DATA AS OF [MM/DD/YYYY]

Sub-Group	[Salaried; Hourly – Schedule A, B, C, D, or E; Non-Rep Hourly Plan (NRP); or, Deltic]

Monthly Benefit commencing at Normal Retirement Date:	$[ 999.99]

Normal Form of Annuity Benefit:	[Single Life Annuity]

Normal Retirement Date:	[MM/DD/YYYY]

Status as of [MM/DD/YYYY]:	[Terminated Vested/Deferred Alternate Payee – shared interest]

Date of Hire:	[MM/DD/YYYY]

Most Recent Date of Termination/Disability Date:	[MM/DD/YYYY or None]

Beneficiary Name:	[Jane Doe]

Beneficiary Social Security Number:	[XXX-XX-9999]

Contingent Beneficiary Name:	[Jane Doe]

Contingent Beneficiary Social Security Number:	[XXX-XX-9999]

Early Retirement Reduction Flag:	[Eligible EC, Eligible ER, or Not Eligible or Applicable]

P 22550-D	36	© American International Group, Inc. All Rights Reserved.

DEFINITIONS

In addition to the other definitions set forth in this Certificate, the following terms shall have their respective meanings as set forth below.

Actuarial Equivalent	means a benefit of equivalent present value based upon a particular set of interest rate and mortality assumptions.

Age	means Your age in years and completed months.

Alternate Payee	means Your Eligible Spouse, former Eligible Spouse, child, or other dependent who is recognized by a QDRO as having rights to receive all, or a portion of, Your benefit payable under the Policy.

Annuity Date

means the date on which Your annuity payments commence or a lump sum is paid under the Policy in accordance with the Commencement of Annuity Benefits provision. This date is not the Effective Date of the Policy.

Beneficiary

means the person designated in writing by You to receive any payment due under the Policy after Your death. You may designate or change Your designated Beneficiary at any time prior to Your death if permitted under the form of payment selected. If You are married, Your Eligible Spouse must consent to any designation of a Beneficiary other than themselves. A Contingent Annuitant is not necessarily a Beneficiary under the Policy. An Alternate Payee may designate a Beneficiary to receive the Alternate Payee’s portion of any death benefit payable in accordance with the QDRO.

Certificate Schedule	means the certificate schedule on the face page of this Certificate.

Contingent Annuitant

means the Eligible Spouse or non-spouse person entitled to an annuity benefit under the Policy following Your death under a form of annuity elected by You. A Contingent Annuitant is named at Annuity Date and cannot be changed after that date. A Contingent Annuitant is not automatically a Beneficiary under the Policy.

Contingent Beneficiary

means the person designated in writing by You to receive any payment due to the Beneficiary under the Policy in the event of the Beneficiary’s death. The Contingent Beneficiary’s rights to any amounts payable under the Policy are secondary to any living Beneficiary.

Effective Date of the Policy	means March 17, 2022. This date is earlier than the Annuity Date.

Eligible Spouse

means the person You are legally married to for purposes of the Internal Revenue Code as of Your benefit commencement date or date of death, whichever applicable. If Your Sub-Group is Deltic, in addition to the above, You must have been so married for the one year period prior to Your benefit commencement date or date of death, whichever is applicable.

A marriage is recognized for federal tax purposes if the marriage is recognized in a state, possession, or territory of the United States where the marriage is entered into.

A registered domestic partner or civil union partner may be not recognized as an Eligible Spouse for federal tax purposes.

ERISA	means the Employee Retirement Income Security Act of 1974, as amended.

Plan	means the PotlatchDeltic Retirement Plan prior to the Effective Date of the Policy.

P 22550-D	37	© American International Group, Inc. All Rights Reserved.

Qualified Domestic Relations Order	has the same meaning as defined in Section 206(d) of ERISA or Section 414(p) of the Internal Revenue Code, as applicable. Referred to within this Certificate as “QDRO”.

COMMENCEMENT OF ANNUITY BENEFITS

You are eligible to commence benefits on Your Normal Retirement Date, as shown in the Certificate Schedule. Termination of employment is required to commence benefits at Normal Retirement Date.

Commencement on or after Your Earliest Retirement Date and prior to Your Normal Retirement Date: You are eligible to commence benefits at an early retirement date which is the first day of any month prior to Your Normal Retirement Date. Your monthly benefit as shown on the Certificate Schedule (the “Monthly Benefit”) will be reduced to reflect this early commencement. Termination of employment is required to early commence benefits.

Commencement after Your Normal Retirement Date: You may defer the commencement of benefits to a late retirement date, which is the first day of any month following Your Normal Retirement Date (“Late Retirement Date”). However, in no event may You elect to commence benefits beyond Your latest permissible Late Retirement Date (“Latest Permissible Late Retirement Date”), which is the April 1st of the calendar year following the later of the calendar year of Your termination of employment and the calendar year You attain Age 70 1⁄2. Your Monthly Benefit will be increased on an actuarial equivalent basis to reflect this deferred commencement from (a) the later of (i) Your Normal Retirement Date and (ii) the first of the calendar month coincident with or next following Your date of termination to (b) the earlier of (i) Your Late Retirement Date and (ii) the Latest Permissible Late Retirement Date (“Increase Period”). Termination of employment is required to commence benefits after Normal Retirement Date.

To commence benefits You must: (a) notify Us, in writing; and (b) provide a future month in which the annuity benefits are to commence, which must be no later than the Latest Permissible Late Retirement Date. If insufficient time or incomplete information is provided to Us, We may determine the commencement date after We receive the necessary information and documentation. No benefits will be paid for any period prior to You notifying Us of Your election to commence benefits regardless of the date You may otherwise become eligible for benefit commencement.

If commencement of Your Monthly Benefit has not occurred by the end of the Increase Period, retroactive payments will be provided from the end of the Increase Period to Your commencement date. For the avoidance of doubt, You will have Your Monthly Benefit calculated at the end of the Increase Period.

NORMAL FORMS OF ANNUITY BENEFIT

If You are not married on Your Annuity Date, Your Normal Form of Annuity Benefit is a Single Life Annuity. The Single Life Annuity provides monthly benefits beginning on Your Annuity Date and ending with the last monthly payment due before or on Your date of death.

If You are married on Your Annuity Date, Your Normal Form of Annuity Benefit is a Qualified Joint and 50% Survivor Annuity (“QJSA”) listing Your Eligible Spouse as Contingent Annuitant. You must receive the QJSA unless the QJSA option is waived by You and such waiver is consented to, in writing, by Your Eligible Spouse. Your Eligible Spouse’s consent must be witnessed by a notary public.

The requirement of spousal consent described above supersedes any rules regarding options contained in the Policy, and Your ability to alter any Contingent Annuitant or Beneficiary or form of benefits after such consent shall be limited by the terms of the consent.

The QJSA provides monthly benefits beginning on Your Annuity Date and ending with the last monthly payment due before the death of the second to die of You and Your Eligible Spouse. The amount of benefit payable under the QJSA is the Actuarial Equivalent of that payable under a Single Life Annuity.

P 22550-D	38	© American International Group, Inc. All Rights Reserved.

OPTIONAL FORMS OF BENEFITS

If You have not yet commenced annuity benefits, in lieu of Your Normal Form of Annuity Benefit You may elect, in writing, an Optional Form of Benefit set forth below, subject to the availability of such Optional Form for Your Sub-Group and Your Eligible Spouse’s consent, where applicable. The amount of benefit payable under each Optional Form of Benefit is the Actuarial Equivalent of that payable under the unmarried Normal Form of Annuity Benefit, except as noted.

The Optional Forms of Benefit available to You varies by Sub-Group as follows:

Optional Forms of Benefits		Sub-Group*
		Salaried	Hourly	NRP	Deltic
Single Life Annuity		X	X	X	X

Certain and Continuous Annuity	5 Year	X	X	X	X
	10 Year	X	X	X	X
	15 Year	X	X	X

Joint and Survivor Annuity	25%				X
	50%	X	X	X	X
	75%	X	X	X	X
	100%	X	X	X	X

Social Security Level Income Annuity		X	X	X	X

Lump Sum		X	X	X	X

* You will find Your Sub-Group information on page 1 of this document under “Certificate Schedule” section.

Any election of an Optional Form of Benefit may be revoked or changed by You, in writing, at any time before a payment is made. No election, revocation, or change shall be effective until We receive the necessary information and documentation.

Spousal consent is required if You are married and elect any of the Optional Forms of Benefits below, excluding the QJSA with Your Eligible Spouse as the Contingent Annuitant

OPTIONAL FORMS OF BENEFITS OPTIONS

1. SINGLE LIFE ANNUITY

The Single Life Annuity provides monthly payments to You. [***]

2. JOINT AND SURVIVOR ANNUITY

The Joint and Survivor Annuity provides monthly payments to You, [***]

3. CERTAIN AND CONTINUOUS ANNUITY

The Certain and Continuous Annuity provides monthly payments to You [***]

4. SOCIAL SECURITY LEVEL INCOME ANNUITY

The Social Security Level Income Annuity provides monthly payments to You [***]

5. LUMP SUM

You may elect to receive a single Lump Sum payment [***].

P 22550-D	39	© American International Group, Inc. All Rights Reserved.

PRE-RETIREMENT DEATH BENEFITS

Upon Your death before Your benefit commencement date, a Pre-Retirement Death Benefit will be paid to Your Eligible Spouse on or after an earliest death benefit commencement date according to the Policy. Your Eligible Spouse may elect to defer commencement of the benefits, provided that such deferral may not be to a date later than Your Latest Permissible Late Retirement Date.

If You die prior to commencing Your benefit and are married at the time of Your death, a Qualified Pre-Retirement Survivor Annuity (“QPSA”) will be provided to Your Eligible Spouse, provided Your Eligible Spouse survives You. The QPSA benefit will be equal to 50% or 100%, depending on Your Sub-Group, of the monthly annuity benefit that You would have received had You elected to commence benefits in the form of a QJSA immediately before Your death.

Pre-Retirement Death Benefit QPSA Percentage by Sub-Group*
Applicable Percentages	Salaried	Hourly (Schedules Below)					NRP	Deltic
		Schedule	Schedule	Schedule	Schedule	Schedule
		A	B	C	D	E
50% of the 50% QJSA	X		X	X	X	X		X
100% of the 100% QJSA		X					X

*You will find Your Sub-Group information on page 1 of this document under “Certificate Schedule” section.

The benefit will be calculated and payable for the life of Your Eligible Spouse, commencing on the later of:

(a)	the first day of the month following Your date of death;

(b)	Your earliest retirement age, and

(c)	a later date elected by Your Eligible Spouse as permitted by the Policy.

If You die prior to commencing Your benefit and are not married at the time of Your death, no death benefit will be provided.

POST-RETIREMENT DEATH BENEFITS

If You die after Your Annuity Date, benefit continuation will be determined by the form of annuity benefit in effect for You.

MANNER OF PAYMENTS

We will make annuity payments by check or by electronic funds transfer (EFT). If monthly annuity payments are less than $50, We reserve the right to make payments less frequently than monthly, but no less frequently than annually in advance.

EVIDENCE OF SURVIVAL

We retain the right to require due proof of any payee’s survival when an annuity payment is contingent upon survival of the payee. Further, the payee for himself/herself and his/her heirs and successors, represents that by acceptance of Our payment, that any person upon whose survival the payment is contingent is living on the date any such payment is due. If the payee is not living and the payment made is contingent to the payee’s survival, We retain the right to reclaim such overpayment.

ADJUSTMENT ON ACCOUNT OF MISSTATEMENTS

If any fact on which a benefit was based has been misstated, the amount of the benefit payment will be increased or decreased to what it would have been based on the correct fact. Overpayments by Us will be deducted from one or more future payments due. Underpayments by Us may be paid in a lump sum. We will not be liable for payment of a benefit in excess of that which would be payable on the basis of the true facts and the purchase payments including any subsequent equitable purchase payment adjustment received under the Policy.

P 22550-D	40	© American International Group, Inc. All Rights Reserved.

FACILITY OF PAYMENT

If the payee of an annuity benefit provided in accordance with this Certificate is legally adjudged to be incapable or incompetent, [***]

NON-ALIENATION OF BENEFITS

No benefit payable under this Certificate may be assigned, alienated, or encumbered by the payee. No benefit shall in any way be subject to any legal process that would subject the benefit to the payment of any claim against the payee.

The preceding paragraph shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to You pursuant to a domestic relations order unless such order is determined to be a QDRO, as defined under ERISA.

CORRESPONDENCE

Please mail any notices, forms, and communications to the notice address. The notice address is:

American General Life Insurance Company

Pension Administration

P.O. Box 1834

Wilmington, DE 19899-1834

Any written requests for changes, as permitted in this Certificate, must contain the information necessary to process such request and must be signed and dated by You.

We may change the notice address by sending correspondence of such change to You and any Contingent Annuitant, Beneficiary or Contingent Beneficiary entitled to a payment. We will use the address for You and any Contingent Annuitant, Beneficiary or Contingent Beneficiary last shown in Our records.

CERTIFICATE ERRORS AND REPLACEMENT CERTIFICATE

Please review this Certificate carefully and notify Us promptly if any information is incorrect. Evidence to support any requested corrections may be required. We are not bound by any incorrect information in this Certificate, nor are We bound by any other errors in this Certificate if clearly inconsistent with the terms of the Policy. We may instead continue to comply with the terms of the Policy as if the Certificate initially had been correctly issued.

RIGHTS OF YOU, YOUR CONTINGENT ANNUITANT AND BENEFICIARY

You and any Contingent Annuitant, Beneficiary, or Contingent Beneficiary have the right to receive the applicable annuity payments set forth in the Policy. Such right to payments is enforceable by You and any Contingent Annuitant, Beneficiary, or Contingent Beneficiary directly and solely against Us and no other person, including the Plan, the sponsor of the Plan, the Policyholder, the Employer or any affiliate thereof. The obligation of the Company to pay annuity and other benefits to You, any Contingent Annuitants, Beneficiaries or Contingent Beneficiaries under the Policy is irrevocable. You have the right to a copy of the Policy, and may request such a copy by sending a written request to the address provided under “Correspondence” above.

IN WITNESS WHEREOF, this Certificate is signed for the Company by its Secretary and President.

/s/Julie Cotton Hearne	/s/Kevin T. Hogan

Secretary	President

P 22550-D	41	© American International Group, Inc. All Rights Reserved.

EXHIBIT I

[***] - PotlatchDeltic Corporation

AGL Participant Census - Immediate Insured

Policy Number	Social Security Number	Plan Status	Last Name	First Name	Payee Sex	Payee Date of Birth

[***]	[***]	[***]	[***]	[***]	[***]	[***]

Contingent Annuitant Social Security Number	Contingent Annuitant Last Name	Contingent Annuitant First Name	Contingent Annuitant Gender	Contingent Annuitant Date of Birth	Benefit Commencement Date	Monthly Benefit	Form of Annuity	Joint & Survivor Amount

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Certain Period End Date	Benefit Change Date	Benefit After Change Date	Certificate Issuing State	Zip Code	QDRO Indicator	COLA Indicator

[***]	[***]	[***]	[***]	[***]	[***]	[***]

AGL Participant Census - Deferred Insured

Policy Number	Social Security Number	Employment Status	Subplan	Last Name	First Name	Sex	Date of Birth	Normal Retirement Date	Unmarried Normal Form of Annuity

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Accrued Benefit at NRD (monthly)	Early Retirement Reduction Flag	Date of Hire	Date of Termination	Years of Vesting Service	Years of Benefit Service	Certificate Issuing State	Zip Code	QDRO Split Amount

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

42	© American International Group, Inc. All Rights Reserved.